UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to
Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employers Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	NMRK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01. Changes in Control of Registrant.

The information required by Item 403(c) of Regulation S-K contained under the heading “Sale of CFGM Voting Shares to Trusts Controlled by Brandon Lutnick” in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 5.01.

Item 7.01. Regulation FD Disclosure.

Sale of Class A Common Stock to the Company

On May 16, 2025, Mr. Howard W. Lutnick, the U.S. Secretary of Commerce and the Company’s former Executive Chairman and former Chairman of the Board of Directors (the “Board”), agreed to sell to Newmark Group, Inc. (“Newmark” or “the Company”) 10,969,523 shares of Class A Common Stock beneficially owned by him, including (i) 7,989,936 shares held directly by Mr. Howard W. Lutnick, (ii) 2,843,781 shares held in Mr. Howard W. Lutnick’s personal asset trust, (iii) 3,384 shares held by the Howard W. Lutnick Family Trust, (iv) 2,573 shares held by Mr. Howard W. Lutnick’s spouse, and (v) 129,849 shares originating from retirement accounts, including certain shares held by Mr. Howard W. Lutnick’s spouse. The closing of the sale of the 10,839,674 shares held by him, his spouse, and the trusts will occur on May 19, 2025, and the closing of the sale of 129,849 shares held in retirement accounts will occur immediately after the closings of the sale of CFGM voting shares described below. The price per share for the sale is $11.58, which is equal to the closing price of a share of Class A Common Stock on the Nasdaq Global Select Market on May 16, 2025. The aggregate purchase price of the retirement shares will be reduced by the after-tax portion of any dividends on such shares of Class A Common Stock paid to Howard W. Lutnick and his spouse, in each case, between May 16, 2025 and the closing, as well as the after-tax portion of any declared but unpaid dividends on such shares of Class A Common Stock with a record date prior to the closing that are payable.

The purchases are pursuant to the Company’s existing stock repurchase authorization, most recently reapproved by the Company’s Board and by the Audit Committee of the Board (the “Audit Committee”) in November 2024, and the purchase of such shares from Mr. Howard W. Lutnick pursuant to such existing authorization was expressly approved by the Audit Committee in connection therewith. The transaction was made pursuant to Mr. Howard W. Lutnick’s agreement to divest his interests in the Company to comply with U.S. government ethics rules in connection with his appointment as the U.S. Secretary of Commerce.

Sale of CFGM Voting Shares to Trusts Controlled by Brandon Lutnick

On May 16, 2025, Howard W. Lutnick, in his capacity as trustee of a trust, entered into agreements to sell to trusts controlled by Brandon G. Lutnick all of the voting shares of CFGM, which is the managing general partner of CFLP. CFGM, through its and CFLP’s ownership of shares of the Company’s common stock, controls approximately 58.5% of the total voting power of the outstanding common stock of the Company as of May 16, 2025. Following the closing of the transactions contemplated by such agreements, Brandon G. Lutnick will be deemed to have voting or dispositive power over the common stock of the Company held by CFGM and CFLP, and Howard W. Lutnick will no longer have voting or dispositive power over such securities. The closings of the transactions contemplated by such agreements are subject to the satisfaction of customary closing conditions, including receipt of required regulatory approvals.

Sale of Other Interests to Trusts Controlled by Brandon G. Lutnick

On May 16, 2025, Howard W. Lutnick, in his capacity as trustee of a trust, entered into an agreement to sell to trusts controlled by Brandon G. Lutnick certain interests, including those in Tangible Benefits, LLC and KBCR Management Partners, LLC, entities which hold shares of the Company. The closing of the transactions under such agreements will occur concurrently with the closings of the sale of CFGM voting shares described above.

Company Press Release

The Company issued a press release regarding the transactions described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Except as indicated in Item 5.01 of this Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.1 attached to this Current Report on Form 8-K is being furnished under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing and as indicated in Item 5.01 of this Current Report on Form 8-K.

DISCUSSION OF FORWARD-LOOKING STATEMENTS ABOUT NEWMARK

Statements in this report and in Exhibit 99.1 to this report regarding Newmark that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the Company’s business, results, financial position, liquidity and outlook, and the consummation of the transactions described in this report, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, Newmark undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see Newmark’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Newmark Group, Inc. Press Release dated May 19, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: May 19, 2025	By:	/s/ Michael J. Rispoli
	Name:	Michael J. Rispoli
	Title:	Chief Financial Officer

[Signature Page to Form 8-K regarding repurchase of Lutnick shares and divestment arrangements dated May 19, 2025]

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